4th Quarter & Fiscal Year 2013 Earnings Release Parker Hannifin Corporation August 6, 2013 Exhibit 99.299.2

Forward-Looking Statements Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the anticipated closing of the previously announced joint venture with GE Aviation; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to realize anticipated benefits of the consolidation of the Climate and Industrial Controls Group; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. 2

Non-GAAP Financial Measures This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates. This presentation also reconciles cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution. The effects of acquisitions, currency exchange rates and the discretionary pension plan contribution are removed to allow investors and the company to meaningfully evaluate changes in sales and cash flow from operating activities as a percent of sales on a comparable basis from period to period. 3

Agenda 4 • CEO Full Year & 4th Quarter Highlights • Key Performance Measures & Outlook • CEO Closing Comments • Questions and Answers

Highlights FY2013 Sales • Sales of $13b • Acquisitions offset negative impact of currency, divestitures and organic Earnings & Margins • Segment Operating Margins of 13.8% in challenging economic environment • Earnings impacted by • Volume • Acquisition, Integration and Related Expenses Cash Flow • Strong Cash Flow from Operations $1.4b Other • Completed 8 acquisitions that added $0.5b • CIC Divestitures and Consolidation • Joint Venture with GE Aviation • Dividend Increase of 10% & $257m share buyback 5

Highlights 4th Quarter FY2013 Sales & Orders • Achieved Record Quarterly Sales • Acquisitions contributed 3% to offset organic decline of 2% • Signs global economy bottoming • Orders reversed negative trend Earnings & Margins • Achieved Net Income of $271m or $1.78 per fully diluted share • Highest net income and operating margins of the year • Influences on Earnings • Decreased Volume in North America • Acquisition, Integration and related expenses • Inventory reduction Cash Flow • Generated very strong cash flow of $472m or 13.8% of sales 6

Diluted Earnings Per Share 4th Quarter FY2013 7 $1.78 $1.96 $6.26 $7.45 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 Q4 FY13 Q4 FY12 YTD FY13 YTD FY12

1.96 0.02 (0.14) (0.06) 1.78 (1) - 1 1 2 2 3 FY12 Q4 EPS Shares Segment Operating Income Other (Pension) FY13 Q4 EPS Influences on Earnings 4th Quarter FY2013 vs. 4th Quarter FY2012 * Segment Operating Income decline mainly due to Industrial North America 8 *

Influences on Earnings FY2013 vs. FY2012 9 * Segment Operating Income decline mainly due to Industrial International 7.45 0.12 (1.00) (0.30) (0.01) 6.26 4 5 5 6 6 7 7 8 8 FY2012 EPS Shares Segment Operating Income Other (Pension) Below the Line Items FY2013 EPS *

Sales & Operating Margin 4th Quarter FY2013 - Total Parker 10 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 3,428$ 0.5% 3,412$ 13,016$ (1.0)% 13,146$ Acquisitions 105 3.1% 449 3.4 % Currency (7) (0.2)% (141) (1.1)% Adjusted Sales 3,330$ (2.4)% 12,708$ (3.3)% Operating Margin As reported 499$ 530$ 1,791$ 2,003$ % of Sales 14.5% 15.5% 13.8% 15.2% 4th Quarter Total Year

Sales & Operating Margin 4th Quarter FY2013 - Industrial North America 11 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 1,303$ (2.6)% 1,338$ 5,051$ 0.2% 5,041$ Acquisitions 47 3.5% 217 4.3 % Currency 1 0.1% 2 0.0 % Adjusted Sales 1,255$ (6.2)% 4,832$ (4.1)% Operating Margin As reported 225$ 249$ 845$ 895$ % of Sales 17.3% 18.6% 16.7% 17.8 % Total Year4th Quarter

Sales & Operating Margin 4th Quarter FY2013 - Industrial International 12 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 1,280$ 3.3% 1,239$ 4,867$ (3.3)% 5,034$ Acquisitions 58 4.7% 232 4.6 % Currency (9) (0.7)% (137) (2.7)% Adjusted Sales 1,231$ (0.7)% 4,772$ (5.2)% Operating Margin As reported 156$ 164$ 584$ 733$ % of Sales 12.2% 13.2% 12.0% 14.6% 4th Quarter Total Year

Sales & Operating Margin 4th Quarter FY2013 - Aerospace 13 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 620$ 9.5% 566$ 2,268$ 7.8% 2,103$ Acquisitions - - % - - % Currency - - % (3) (0.1)% Adjusted Sales 620$ 9.5% 2,271$ 7.9 % Operating Margin As reported 86$ 85$ 280$ 290$ % of Sales 13.9% 15.1% 12.4% 13.8% 4th Quarter Total Year

Sales & Operating Margin 4th Quarter FY2013 - Climate & Industrial Controls 14 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 225$ (16.3)% 269$ 830$ (14.3)% 968$ Acquisitions - - % - - % Currency 1 0.1% (3) (0.4)% Adjusted Sales 224$ (16.4)% 833$ (13.9)% Operating Margin As reported 31$ 31$ 82$ 84$ % of Sales 13.8% 11.7% 9.9% 8.7% 4th Quarter Total Year

Order Rates 15 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Aerospace is calculated using a 12-month rolling average Jun 2013 Mar 2013 Jun 2012 Mar 2012 Total Parker 0%+ 7%- 1%- 2%+ Industrial North America 5%- 10%- 4%+ 7%+ Industrial International 3%+ 7%- 9%- 1%- Aerospace 3%+ 0%+ 7%+ 4%+ Climate & Industrial Controls 0%+ 1%- 1%+ 6%-

Balance Sheet Summary • Cash • Working capital • Accounts receivable • Inventory • Accounts payable 16

Cash Flow from Operating Activities 4th Quarter and FY2013 17 $472 $524 $1,417 $1,530 Q4 FY13 Q4 FY12 FY13 FY12 Cash Flow From Operating Activities 4th Quarter Total Year FY2013 FY2012 FY2013 FY2012 As Reported 472$ 524$ 1,191$ 1,530$ As Reported % Sales 13.8% 15.4% 9.1% 11.6% Discretionary Pension Plan Contribution -$ -$ 226$ -$ Adjusted Cash From Operating Activities 472$ 524$ 1,417$ 1,530$ Adjusted % Sales 13.8% 15.4% 10.9% 11.6%

FY2014 Guidance Assumptions Sales & Segment Operating Margins 18 FY 2014 Sales Change versus FY 2013 Total Parker 0.0% - 4.0 % Diversified Industrial North America 0.0% - 5.0 % Diversified Industrial International 0.0% - 4.8 % Aerospace Systems 0.0% - 4.0 % FY 2014 Segment Operating Margin Percentages Total Parker 13.4 - 14.0 Diversified Industrial North America 16.5% - 17.1 % Diversified Industrial International 10.3% - 10.7 % Aerospace Systems 12.4% - 13.4%

FY2014 Guidance Assumptions • Sales Growth, 0% to +4% • Segment Operating Margins, 13.4% to 14.0% • Below Segment Operating Margin Line (+/- 2.5%) • Corporate Admin, Interest and Other Expense (Income) • $120M at Midpoint including expected AAT JV gain • Expected Pre-Tax gain of $360M from AAT JV in Q2 • Tax Rate • 30.8% Full Year Rate including expected JV gain • Expected Gain on AAT JV taxed at 37.25% in Q2 • 29.0% Full Year Rate excluding impact of AAT JV • Shares Outstanding • 151.6M 19

FY2014 Guidance 20 Low Midpoint High Diluted Earnings Per Share 7.35$ 7.75$ 8.15$ 6.26 1.50 0.44 (0.32) (0.12) (0.01) 7.75 4 5 5 6 6 7 7 8 8 9 FY13 EPS Actual AAT JV Gain Segment Operating Income Possible Restructuring Tax Other FY14 EPS Guidance at Midpoint

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Appendix • Consolidated Statement of Income • Business Segment Information By Industry • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Business Segment Information – CIC Consolidation

Consolidated Statement of Income 23 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands except per share amounts) 2013 2012 2013 2012 Net sales 3,428,233$ 3,411,666$ 13,015,704$ 13,145,942$ Cost of sales 2,618,067 2,572,258 10,086,675 9,958,337 Gross profit 810,166 839,408 2,929,029 3,187,605 Selling, general and administrative expenses 413,061 386,681 1,554,973 1,519,316 Interest expense 20,777 23,487 91,552 92,790 Other expense (income), net 2,565 3,901 (28,497) (1,199) Income before income taxes 373,763 425,339 1,311,001 1,576,698 Income taxes 102,633 123,037 362,217 421,206 Net income 271,130 302,302 948,784 1,155,492 Less: Noncontrolling interests (34) 337 357 3,669 Net income attributable to common shareholders 271,164$ 301,965$ 948,427$ 1,151,823$ Earnings per share attributable to common shareholders: Basic earnings per share 1.82$ 2.01$ 6.36$ 7.62$ Diluted earnings per share 1.78$ 1.96$ 6.26$ 7.45$ Average shares outstanding during period - Basic 149,298,277 150,470,993 149,218,257 151,222,033 Average shares outstanding during period - Diluted 152,115,402 154,155,617 151,588,031 154,664,510 Cash dividends per common share .45$ .41$ 1.70$ 1.54$

Business Segment Information By Industry 24 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands) 2013 2012 2013 2012 Net sales Industrial: North America 1,303,203$ 1,337,580$ 5,050,604$ 5,041,106$ International 1,280,443 1,239,571 4,867,758 5,034,249 Aerospace 619,950 565,990 2,267,715 2,102,747 Climate & Industrial Controls 224,637 268,525 829,627 967,840 Total 3,428,233$ 3,411,666$ 13,015,704$ 13,145,942$ Segment operating income Industrial: North America 225,071$ 249,059$ 845,225$ 895,010$ International 156,233 163,899 583,747 733,123 Aerospace 86,136 85,311 280,286 290,135 Climate & Industrial Controls 31,063 31,456 82,227 84,274 Total segment operating income 498,503 529,725 1,791,485 2,002,542 Corporate general and administrative expenses 59,189 50,838 185,767 193,367 Income before interest and other 439,314 478,887 1,605,718 1,809,175 Interest expense 20,777 23,487 91,552 92,790 Other expense 44,774 30,061 203,165 139,687 Income before income taxes 373,763$ 425,339$ 1,311,001$ 1,576,698$

Consolidated Balance Sheet 25 June 30, June, 30 (Dollars in thousands) 2013 2012 Assets Current assets: Cash and cash equivalents 1,781,412$ 838,317$ Accounts receivable, net 2,062,745 1,992,284 Inventories 1,377,405 1,400,732 Prepaid expenses 182,669 137,429 Deferred income taxes 126,955 129,352 Total current assets 5,531,186 4,498,114 Plant and equipment, net 1,808,240 1,719,968 Goodw ill 3,223,515 2,925,856 Intangible assets, net 1,290,499 1,095,218 Other assets 687,458 931,126 Total assets 12,540,898$ 11,170,282$ Liabilities and equity Current liabilities: Notes payable 1,333,826$ 225,589$ Accounts payable 1,156,002 1,194,684 Accrued liabilities 894,296 911,931 Accrued domestic and foreign taxes 136,079 153,809 Total current liabilities 3,520,203 2,486,013 Long-term debt 1,495,960 1,503,946 Pensions a d oth r postretirement benefits 1,372,437 1,909,755 Deferred income taxes 102,920 88,091 Other liabilities 307,897 276,747 Shareholders' equity 5,738,426 4,896,515 Noncontrolling interests 3,055 9,215 Total liabilities and equity 12,540,898$ 11,170,282$

Consolidated Statement of Cash Flows 26 Year Ended June 30, (Dollars in thousands) 2013 2012 Cash flows from operating activities: Net income 948,784$ 1,155,492$ Depreciation and amortization 335,624 321,929 Stock incentive plan compensation 84,996 80,935 Net change in receivables, inventories, and trade payables 11,230 (59,732) Net change in other assets and liabilities (195,938) 86,407 Other, net 6,239 (54,646) Net cash provided by operating activities 1,190,935 1,530,385 Cash flows from investing activities: Acquisitions (net of cash of $33,932 in 2013 and $19,161 in 2012) (621,144) (156,256) Capital expenditures (265,896) (218,817) Proceeds from sale of plant and equipment 25,047 20,404 Proceeds from sale of businesses 73,515 - Other, net (21,367) (21,099) Net cash (used in) investing activities (809,845) (375,768) Cash flows from financing activities: Net payments for common stock activity (159,773) (430,263) Acquisition of noncontrolling interests (1,091) (147,441) Net proceeds from (payments for) debt 992,047 (5,162) Dividends (255,009) (240,654) Net cash provided by (used in) financing activities 576,174 (823,520) Effect of exchange rate changes on cash (14,169) (150,246) Net increase in cash and cash equivalents 943,095 180,851 Cash and cash equivalents at beginning of period 838,317 657,466 Cash and cash equivalents at end of period 1,781,412$ 838,317$

Business Segment Information Reflecting CIC Consolidation – FY2013 27 (Unaudited) (Dollars in thousands) Three Months Ending Fiscal Year-to-Date September 30, 2012 December 31, 2012 March 31, 2013 June 30, 2013 September 30, 2012 December 31, 2012 March 31, 2013 June 30, 2013 Net sales Industrial: North America North America - As Reported 1,266,047$ 1,197,705$ 1,283,649$ 1,303,203$ 1,266,047$ $ 2,463,752 $ 3,747,401 5,050,604$ CIC North America 159,232 119,675 144,781 163,365 159,232 278,907 423,688 587,053 North America w/ CIC 1,425,279 1,317,380 1,428,430 1,466,568 1,425,279 2,742,659 4,171,089 5,637,657 International International - As Reported 1,176,890 1,168,961 1,241,464 1,280,443 1,176,890 2,345,851 3,587,315 4,867,758 CIC International 71,683 50,498 59,121 61,272 71,683 122,181 181,302 242,574 International w / CIC 1,248,573 1,219,459 1,300,585 1,341,715 1,248,573 2,468,032 3,768,617 5,110,332 Aerospace 541,083 528,656 578,026 619,950 541,083 1,069,739 1,647,765 2,267,715 Total 3,214,935$ 3,065,495$ 3,307,041$ 3,428,233$ 3,214,935$ 6,280,430$ 9,587,471$ 13,015,704$ Segment operating income Industrial: North America North America - As Reported 227,192$ 183,914$ 209,048$ 225,071$ 227,192$ 411,106$ 620,154$ 845,225$ CIC North America 16,883 6,517 15,439 24,655 16,883 23,400 38,839 63,494 North America w/ CIC 244,075 190,431 224,487 249,726 244,075 434,506 658,993 908,719 International International - As Reported 151,771 123,434 152,309 156,233 151,771 275,205 427,514 583,747 CIC International 4,827 1,613 5,885 6,408 4,827 6,440 12,325 18,733 International w / CIC 156,598 125,047 158,194 162,641 156,598 281,645 439,839 602,480 Aerospace 61,898 52,172 80,080 86,136 61,898 114,070 194,150 280,286 Total segment operating income 462,571 367,650 462,761 498,503 462,571 830,221 1,292,982 1,791,485 Corporate general and administrative expenses 39,767 45,401 41,410 59,189 39,767 85,168 126,578 185,767 Income before interest and other expense 422,804 322,249 421,351 439,314 422,804 745,053 1,166,404 1,605,718 Interest expense 23,509 24,216 23,050 20,777 23,509 47,725 70,775 91,552 Other expense 63,237 35,404 59,750 44,774 63,237 98,641 158,391 203,165 Income before income taxes 336,058$ 262,629$ 338,551$ 373,763$ 336,058$ 598,687$ 937,238$ 1,311,001$

Business Segment Information Reflecting CIC Consolidation – FY2012 28 (Unaudited) Three Months Ending Fiscal Year-to-Date (Dollars in thousands) September 30, 2011 December 31, 2011 March 31, 2012 June 30, 2012 September 30, 2011 December 31, 2011 March 31, 2012 June 30, 2012 Net sales Industrial: North America North America - As Reported 1,204,817$ 1,183,352$ 1,315,357$ 1,337,580$ 1,204,817$ $ 2,388,169 $ 3,703,526 5,041,106$ CIC North America 165,310 138,030 171,338 192,273 165,310 303,340 474,678 666,951 North America w/ CIC 1,370,127 1,321,382 1,486,695 1,529,853 1,370,127 2,691,509 4,178,204 5,708,057 International International - As Reported 1,289,115 1,218,812 1,286,751 1,239,571 1,289,115 2,507,927 3,794,678 5,034,249 CIC International 77,147 70,133 77,357 76,252 77,147 147,280 224,637 300,889 International w / CIC 1,366,262 1,288,945 1,364,108 1,315,823 1,366,262 2,655,207 4,019,315 5,335,138 Aerospace 497,492 496,505 542,760 565,990 497,492 993,997 1,536,757 2,102,747 Total 3,233,881$ 3,106,832$ 3,393,563$ 3,411,666$ 3,233,881$ 6,340,713$ 9,734,276$ 13,145,942$ Segment operating incomeent operating income Industrial: North America North America - As Reported 223,227$ 195,738$ 226,986$ 249,059$ 223,227$ 418,965$ 645,951$ 895,010$ CIC North America 15,556 6,980 16,781 25,925 15,556 22,536 39,317 65,242 North America w/ CIC 238,783 202,718 243,767 274,984 238,783 441,501 685,268 960,252 International International - As Reported 208,219 165,940 195,065 163,899 208,219 374,159 569,224 733,123 CIC International 4,236 2,843 6,422 5,531 4,236 7,079 13,501 19,032 International w / CIC 212,455 168,783 201,487 169,430 212,455 381,238 582,725 752,155 Aerospace 68,637 70,262 65,925 85,311 68,637 138,899 204,824 290,135 Total segment operating income 519,875 441,763 511,179 529,725 519,875 961,638 1,472,817 2,002,542 Corporate general and administrative expenses 58,016 46,136 38,377 50,838 58,016 104,152 142,529 193,367 Income before interest and other expense 461,859 395,627 472,802 478,887 461,859 857,486 1,330,288 1,809,175 Interest expense 23,221 23,769 22,313 23,487 23,221 46,990 69,303 92,790 Other expense 27,053 32,911 49,662 30,061 27,053 59,964 109,626 139,687 Income before income taxes 411,585$ 338,947$ 400,827$ 425,339$ 411,585$ 750,532$ 1,151,359$ 1,576,698$

Business Segment Information Reflecting CIC Consolidation – FY2011 29 (Unaudited) Three Months Ending Fiscal Year-to-Date (Dollars in thousands) September 30, 2010 December 31, 2010 March 31, 2011 June 30, 2011 September 30, 2010 December 31, 2010 March 31, 2011 June 30, 2011 Net sales Industrial: North America North America - As Reported 1,064,915$ 1,045,469$ 1,178,714$ 1,227,412$ 1,064,915$ $ 2,110,384 $ 3,289,098 4,516,510$ CIC North America 166,088 144,692 184,772 192,490 166,088 310,780 495,552 688,042 North America w/ CIC 1,231,003 1,190,161 1,363,486 1,419,902 1,231,003 2,421,164 3,784,650 5,204,552 International International - As Reported 1,092,981 1,147,231 1,293,047 1,380,748 1,092,981 2,240,212 3,533,259 4,914,007 CIC International 68,609 69,642 79,764 84,312 68,609 138,251 218,015 302,327 International w / CIC 1,161,590 1,216,873 1,372,811 1,465,060 1,161,590 2,378,463 3,751,274 5,216,334 Aerospace 436,680 459,630 503,806 521,868 436,680 896,310 1,400,116 1,921,984 Total 2,829,273$ 2,866,664$ 3,240,103$ 3,406,830$ 2,829,273$ 5,695,937$ 8,936,040$ 12,342,870$ Segment operating incomeent operating income Industrial: North America North America - As Reported 189,362$ 159,429$ 189,463$ 207,290$ 189,362$ 348,791$ 538,254$ 745,544$ CIC North America 16,449 6,658 18,023 17,654 16,449 23,107 41,130 58,784 North America w/ CIC 205,811 166,087 207,486 224,944 205,811 371,898 579,384 804,328 International International - As Reported 183,800 167,776 199,798 202,848 183,800 351,576 551,374 754,222 CIC International 5,103 2,843 4,554 4,850 5,103 7,946 12,500 17,350 International w / CIC 188,903 170,619 204,352 207,698 188,903 359,522 563,874 771,572 Aerospace 43,776 63,644 68,984 70,722 43,776 107,420 176,404 247,126 Total segment operating income 438,490 400,350 480,822 503,364 438,490 838,840 1,319,662 1,823,026 Corporate general and administrative expenses 33,354 37,593 41,734 51,187 33,354 70,947 112,681 163,868 Income before interest and other expense 405,136 362,757 439,088 452,177 405,136 767,893 1,206,981 1,659,158 Interest expense 24,633 25,631 24,619 24,821 24,633 50,264 74,883 99,704 Other expense 44,139 30,876 24,752 45,966 44,139 75,015 99,767 145,733 Income before income taxes 336,364$ 306,250$ 389,717$ 381,390$ 336,364$ 642,614$ 1,032,331$ 1,413,721$